SHARE-BASED PAYMENTS	12 Months Ended
Dec. 31, 2017
SHARE-BASED PAYMENTS
SHARE-BASED PAYMENTS

6.  SHARE-BASED PAYMENTS

ACCOUNTING POLICY

The Group operates an equity-settled compensation plan in which certain employees of the Group participate. The fair value of the equity-settled instruments is measured by reference to the fair value of the equity instrument granted.

Fair value is based on market prices of the equity-settled instruments granted, if available, taking into account the terms and conditions upon which those equity-settled instruments were granted. Fair value of equity-settled instruments granted is estimated using appropriate valuation models and appropriate assumptions at the grant date. Non-market vesting conditions (service period prior to vesting) are not taken into account when estimating the fair value of the equity-settled instruments at grant date. Market conditions are taken into account in determining the fair value at grant date.

The grant date fair value of the equity-settled instruments is recognised as an employee benefit expense over the vesting period based on the Group’s estimate of the number of instruments that will eventually vest, with a corresponding increase in the share-based payment reserve. Vesting assumptions for non-market conditions are reviewed at each reporting date to ensure they reflect current expectations.

The Group also operates a cash-settled compensation plan in which certain employees of the Group participate. In terms of the Rustenburg operations acquisition, the Group issued cash-settled instruments to black economic empowerment (BEE) shareholders. The grant date fair value of the cash-settled instruments is equal to the value of the equity-settled instrument granted on the same grant date.

The grant date fair value of the cash-settled instruments is recognised as an employee benefit expense or share-based payment on BEE transaction over the vesting period based on the Group’s estimate of the number of instruments that will eventually vest, with a corresponding increase in the share-based payment obligation. At each reporting date the obligation is remeasured to the fair value of the instrument, to reflect the potential outflow of cash resources to settle the liability, with a corresponding adjustment to gain or loss on financial instrument in profit or loss. Vesting assumptions for non-market conditions are reviewed at each reporting date to ensure they reflect current expectations.

Where the terms of an equity-settled or a cash-settled award are modified, the originally determined expense is recognised as if the terms had not been modified. In addition, an expense is recognised for any modification, which increases the total fair value of the share-based payment arrangement, or is otherwise beneficial to the participant as measured at the date of the modification.

Figures in million - SA rand	Notes	2017	2016	2015
Sibanye 2017 Share Plan	6.1	(9.0)	-	-
Performance shares		(9.0)	-	-
Sibanye Gold Limited 2013 Share Plan	6.2	(208.4)	(172.1)	(119.1)
Performance shares		(186.3)	(145.5)	(96.2)
Bonus shares		(22.1)	(26.6)	(22.9)
Sibanye Gold Limited Phantom Share Scheme	6.3	(11.2)	(83.8)	(155.3)
Performance shares		(11.2)	(83.8)	(136.4)
Bonus shares		-	-	(17.7)
Phantom share dividends		-	-	(1.2)
Stillwater cash settled scheme		(3.3)	-	-
Share-based payment on BEE transaction	6.4	-	(240.3)	-
Total share-based payments		(231.9)	(496.2)	(274.4)

6.1  SIBANYE 2017 SHARE PLAN

On 23 May 2017, the shareholders of Sibanye-Stillwater approved the adoption of the Sibanye 2017 Share Plan (2017 Share Plan) with effect for allocations made after this date. The 2017 Share plan provides for two methods of participation, namely Conditional Shares and Forfeitable Shares. This plan seeks to attract, retain, motivate and reward participating employees on a basis which seeks to align the interest of such employees with those of the shareholders. All employees at above Vice President level are eligible to participate in the plan.

FORFEITABLE SHARES

The Remuneration Committee makes an annual award of Forfeitable Shares to eligible participants. The number of shares awarded depends on the individual’s annual cash bonus, which is determined by reference to actual performance against predetermined targets for the preceding cycle, and using the relevant share price calculation at the award date.

The face value of the Forfeitable Share award is equal to two-thirds of the actual annual cash bonus and is allocated in the form of restricted forfeitable shares. The Forfeitable Shares vest in two equal tranches at nine months and 18 months after the award date. Except for the right to dispose, participants have full shareholder rights in the unvested Forfeitable Shares during the vesting period, including the right to receive dividends.

CONDITIONAL SHARES

The Remuneration Committee makes an annual award of Conditional Shares to eligible participants. The number of Conditional Shares awarded to an employee is based on the employee’s annual guaranteed pay and grade combined with a factor related to the employee’s assessed performance rating for the prior year and using the relevant share price calculation at the award date.

Performance Shares vest no earlier than the third anniversary of the award, to the extent that Sibanye-Stillwater has met specified performance criteria over the intervening period. Essentially the number of shares that vest will depend on the extent to which Sibanye-Stillwater’s has performed over the intervening three year period relative to two particular performance criteria, Total Shareholder Return (TSR) and Return on Capital Employed (ROCE). These are considered to be the most widely acceptable vesting performance measures suited to aligning the outcome of long-term share incentive awards with shareholders’ interests. This change will result in a possible vesting percentage ranging from 0%, in the case of very poor performance, to 100% vesting of the awarded Performance Shares in the event of having achieved stretched performance outcomes.

The methodology to determine the performance condition that is applied on the vesting of Conditional Shares is approved by the Remuneration Committee. Due to concerns expressed by shareholders during 2015, a review was conducted to identify appropriate adjustments to the methodology for determining the performance condition to be reflective of the Company’s evolving strategic market position and to enhance alignment with shareholder interests. The revised performance condition determination methodology that is applicable to all Conditional Share awards as from 1 March 2016 is described below.

The performance condition comprises two elements that are applied with the indicated weighting.

Total Shareholder Return (TSR) – 70% Weighting

TSR is generally recognised as the most faithful indicator of shareholder value creation. It is used extensively internationally and increasingly in South Africa, sometimes as a single metric but most often as one of two or three weighted performance metrics. In some company share plans, an absolute target is set, but more often it is referenced to a peer or comparator group of “like” companies.

The TSR element is measured against a benchmark of eight peer mining and resource companies that can collectively be deemed to represent an alternative investment portfolio for Sibanye-Stillwater’s shareholders. The eight peer companies for TSR comprises of similar market capitalisation companies reflective of the expected positioning of Sibanye-Stillwater over the short to medium term as a value driven multi-commodity resources company with a specific focus on gold and platinum, and are set out in the table below.

Sibanye-Stillwater’s TSR over the vesting period is compared with the peer group TSR curve constructed on a market capitalisation weighted basis in the following manner. The annualised TSR over the vesting period (TSRANN) is determined for each of the companies in the peer group. The peer group companies are sorted from lowest to highest TSRANN. The average market capitalisation based on daily closing price is determined for each company, and each peer company is assigned its proportion of the overall average market capitalisation of the peer group. The peer company TSR curve is plotted at the midpoint of each company’s percentage of peer group market capitalisation on a cumulative basis above the worse performing companies in the peer group. In the event that one or more of the peer companies become ineligible for comparison, a peer company curve based on the companies remaining in the peer group is utilised.

The cumulative position of Sibanye-Stillwater’s TSRANN is then mapped onto the TSR curve for the peer group to determine the percentile at which Sibanye-Stillwater performed over the vesting period. The performance curve governing vesting is set out in the table below.

TSR element of performance conditions
Percentile on peer group TSR curve	% vesting
0%	0%
10%	0%
20%	0%
30%	5%
40%	20%
50%	35%
60%	55%
70%	75%
80%	90%
90%	100%
100%	100%

The eight peer group comparator companies for TSR comprises of similar market capitalisation companies reflective of the expected positioning of Sibanye-Stillwater over the short to medium term as a value driven multi-commodity resources company with a specific focus on gold and platinum and are set out in the table below.

Peer group companies for TSR comparison
AngloGold Ashanti Limited (AngloGold Ashanti)
Anglo American Platinum Limited (Anglo American Platinum)
Gold Fields Limited (Gold Fields)
Impala Platinum Holdings Limited
Northam Platinum Limited
Exxaro Resources Limited
Harmony Gold Mining Company Limited (Harmony)
African Rainbow Minerals Limited

Return On Capital Employed (ROCE) – 30% Weighting

ROCE is a profitability ratio that measures how efficiently a company generates profits from its capital employed. There is an increased focus on measuring the returns earned by businesses on the capital deployed by shareholders over and above the steady low risk returns typically available on financial markets.

For Sibanye-Stillwater, ROCE is evaluated against the company’s cost of capital (Ke). A minimum threshold on the performance scale for ROCE is set as equalling the cost of capital, Ke, which would lead to the ROCE element contributing 0% towards the performance condition. Delivering a return that exceeds Ke by 6% or more would be regarded as a superior return representing the maximum 100% on the performance scale and full vesting in respect of the ROCE element. The performance curve governing vesting is set out in the table below.

ROCE element of performance condition
Annual ROCE	% vesting
≤Ke	0.00%
Ke + 1%	16.7%
Ke + 2%	33.3%
Ke + 3%	50.0%
Ke + 4%	66.7%
Ke + 5%	83.3%
Ke + 6%	100.00%

The overall performance condition is determined by adding 70% of the TSR element to 30% of the ROCE element. Furthermore should the Board, at its sole discretion, determine that there is evidence of extreme environmental, social and governance malpractice during the vesting period, up to 20% of the Performance Shares that would otherwise settle on vesting may be forfeited.

As indicated, the performance criteria described above govern vesting of all awards effective from 23 May 2017. Should any further adjustment be made these will govern future awards but will not be applied retrospectively.

The inputs to the models for options granted during the year were as follows:

Performance		Bonus
shares		Shares
2017	MONTE CARLO SIMULATION	2017
53.96%	Weighted average historical volatility (based on a statistical analysis of the share price on a weighted moving average basis for the expected term of the option)	53.96%
3	Expected term (years)	n/a
n/a	Expected term (months)	9 - 18
4.65%	Expected dividend yield	4.65%
7.40%	Weighted average three-year risk-free interest rate (based on SA interest rates)	7.24%
n/a	Marketability discount	1.27% / 0.50%
24.07	Weighted average fair value	24.84 / 24.14

The compensation cost related to awards not yet recognised under the plan at 31 December 2017 amounts to R48.2 million and is to be spread over three years.

At the annual general meeting (AGM) on 23 May 2017, the directors of Sibanye-Stillwater were authorised to issue and allot all or any of such shares required for the 2017 Share Plan, but in aggregate all plans may not exceed 40,000,000 shares. An individual participant may also not be awarded an aggregate of shares exceeding 4,000,000 shares.

OPTIONS GRANTED, EXERCISED AND FORFEITED UNDER THIS PLAN

Performance		Bonus
shares		Shares
2017	Number of instruments	2017
Movement during the year:
2,376,742	Granted during the year	-
10,933,066	Supplementary awards related to the SGL 2013 Plan1	-
(105,449)	Exercised and released	-
(250,471)	Forfeited	-
12,953,888	Outstanding at end of the year	-

6.2  SIBANYE GOLD LIMITED 2013 SHARE PLAN

On 21 November 2012, the shareholders of Sibanye-Stillwater approved the adoption of the Sibanye Gold Limited 2013 Share Plan (SGL Share Plan) with effect from the date of listing. The SGL Share plan provides for two methods of participation, namely Performance Shares and the Bonus Shares. This plan seeks to attract, retain, motivate and reward participating employees on a basis which seeks to align the interest of such employees with those of the shareholders.

BONUS SHARES

The Remuneration Committee makes an annual award of forfeitable shares to the executive directors, prescribed officers, senior vice presidents and vice presidents. These are referred to as Bonus Shares. The size of this Bonus Share award depends on the individual’s annual cash bonus, which is determined by actual performance against predetermined targets.

The face value of the Bonus Share award is equal to two-thirds of the actual annual cash bonus and is allocated in the form of restricted forfeitable shares. The Bonus Shares vest in two equal parts at nine months and 18 months after the award date. Dividends are payable on the Bonus Shares during the holding period.

PERFORMANCE SHARES

The Remuneration Committee makes an annual award of conditional shares to the executive directors, prescribed officers, senior vice presidents and vice presidents. These are referred to as Performance Shares. The number of Performance Shares awarded to an employee is based on the employee’s annual guaranteed pay and their grade combined with a factor related to their assessed performance rating for the prior year and using the relevant share price calculation at the offer date.

Performance Shares vest no earlier than the third anniversary of their award, to the extent that Sibanye-Stillwater has met specified performance criteria over the intervening period. Essentially the number of shares that vest will depend on the extent to which Sibanye-Stillwater’s has performed over the intervening three year period relative to two particular performance criteria, TSR and ROCE. These are considered to be the most widely acceptable vesting performance measures suited to aligning the outcome of long-term share incentive awards with shareholders’ interests. This change will result in a possible vesting percentage ranging from 0%, in the case of very poor performance, to 100% vesting of the awarded Performance Shares in the event of having achieved stretched performance outcomes.

FOR ALLOCATIONS FROM MARCH 2016 ONWARDS

The performance criteria used to govern the vesting performance shares are determined by the Remuneration Committee and communicated in award letters to participants. The revised performance conditions, as described in note 6.1, applied with the indicated weightings, were implemented for determining the vesting of future awards effective from March 2016 onwards.

As indicated, the performance criteria described above govern vesting of all awards effective from 1 March 2016. Should any further adjustment be made these will govern future offers but will not be applied retrospectively.

The inputs to the models for options granted during the year were as follows:

Performance			Bonus
shares			Shares
2016	2017	MONTE CARLO SIMULATION	2017	2016
55.12%	53.96%	Weighted average historical volatility (based on a statistical analysis of the share price on a weighted moving average basis for the expected term of the option)	53.96%	55.15%
3	3	Expected term (years)	n/a	n/a
n/a	n/a	Expected term (months)	9 - 18	9 - 18
3.75%	4.65%	Expected dividend yield	4.65%	3.75%
8.51%	7.40%	Weighted average three-year risk-free interest rate (based on SA interest rates)	7.24%	7.78%
n/a	n/a	Marketability discount	1.27% / 0.50%	1.60% / 0.69%
50.81	24.07	Weighted average fair value	24.84 / 24.14	54.27 / 53.02

FOR ALLOCATIONS UP TO FEBRUARY 2016

The Remuneration Committee made an annual conditional award of Performance Shares to the chief executive officer, chief financial officer (CFO), senior vice presidents and vice presidents (referred to as Performance Shares). The number of Performance Shares awarded to an employee was based on the employee’s annual guaranteed remuneration, grade and performance. The actual number of Performance Shares which vest was determined by Sibanye-Stillwater’s share price performance measured against the performance of a peer group, being Harmony, Pan African Resources PLC and Gold One International Limited (Gold One) (subsequently delisted), over a performance period of three years. This peer group was determined and approved by the Remuneration Committee. The Performance Shares, which vest, were based on the relative change in the Sibanye-Stillwater share price compared to the respective share prices of the individual companies within the peer group and with discretion allowed due to the small sample size. For any Performance Shares award to be settled to executives, an internal company performance target was required to be met before the external relative measure was applied. The target performance criterion was set at 85% of Sibanye-Stillwater’s expected gold production over the three-year measurement period as set out in the business plans of Sibanye-Stillwater as approved by the Board. Only once the internal measure has been achieved, was the external measure (Sibanye-Stillwater’s share price performance measured against the abovementioned peer group) applied to determine the scale of the vesting of awards of Performance Shares.

The Remuneration Committee makes an annual conditional award of Bonus Shares to each executive director and senior executive. The size of the award depended on the individual’s annual cash bonus, which was determined by actual performance against predetermined targets. Restricted Bonus Shares were allocated on the ratio of two-thirds of an individual’s annual bonus. The Bonus Shares vest in two equal parts at nine months and 18 months after the award date. Dividends are payable on the Bonus Shares during the holding period.

The fair value of the above Performance Shares equity instruments granted during the period were valued using the Monte Carlo Simulation model. For the Bonus Shares equity instruments, a future trading model was used to estimate the loss in value to the holders of bonus shares due to trading restrictions. The actual valuation was developed using a Monte Carlo analysis of the future share price of Sibanye-Stillwater.

The inputs to the models for options granted during the year ended 31 December 2015 was as follows:

Performance		Bonus
shares		Shares
2015	MONTE CARLO SIMULATION	2015

42.3%	Weighted average historical volatility (based on a statistical analysis of the share price on a weighted moving average basis for the expected term of the option)	42.3%
3	Expected term (years)	n/a
n/a	Expected term (months)	9 - 18
4.9%	Expected dividend yield	4.9%
6.4%	Weighted average three-year risk-free interest rate (based on SA interest rates)	6.4%
n/a	Marketability discount	2.1%
37.41	Weighted average fair value	25.56

The compensation cost related to awards not yet recognised under the plan at 31 December 2017 amounts to R335.5 million and is to be spread over three years. The number of options that had vested and were exercisable as at 31 December 2017 was 1,832,166 options.

At the AGM on 24 May 2016 the directors of Sibanye-Stillwater were authorised to issue and allot all or any of such shares required for the plans, but in aggregate all plans may not exceed 70,619,126 (10%) of the total issued ordinary share capital of the Company. An individual participant may also not be awarded an aggregate of shares from all or any such plans exceeding 7,061,913 (1%) of the Company’s total issued ordinary share capital. The unexercised options and shares under all plans represented 15,112,493 (2%) of the total issued ordinary share capital of Sibanye-Stillwater at 31 December 2016.

OPTIONS GRANTED, EXERCISED AND FORFEITED UNDER THIS PLAN

Performance shares				Bonus Shares
2015	2016	2017	Number of instruments	2017	2016	2015
23,289,262	9,398,072	10,610,779	Outstanding at beginning of the year	250,827	417,266	595,012
			Movement during the year:
3,059,058	5,103,184	12,851,131	Granted during the year	2,421,522	504,739	862,702
(16,690,497)	(3,832,758)	(2,616,050)	Exercised and released	(2,126,415)	(667,063)	(1,010,209)
(259,751)	(57,719)	(1,466,474)	Forfeited	(99,465)	(4,115)	(30,239)
9,398,072	10,610,779	19,379,386	Outstanding at end of the year	446,469	250,827	417,266

DIRECTORS AND PRESCRIBED OFFICERS’ EQUITY-SETTLED INSTRUMENTS

The directors and prescribed officers of Sibanye-Stillwater held the following equity-settled instruments in the above 2017 Share Plan and SGL 2013 Share Plan at 31 December 2017:

	2016	Instruments granted	Equity-settled instruments exercised during the year			Instruments forfeited	2017
	Number of instruments	Number of instruments[1]	Number of instruments[1]	Average price	Share proceeds (rand)	Number of instruments	Number of instruments
Executive directors
Neal Froneman	1,421,434	3,254,046	1,164,811	22.23	25,890,953	-	3,510,669
Charl Keyter	598,360	1,547,398	441,890	21.09	9,321,625	-	1,703,868
Prescribed officers
Chris Bateman[2]	-	413,920	-	-	-	-	413,920
Hartley Dikgale	288,235	854,177	249,867	21.73	5,429,285	-	892,545
Dawie Mostert	345,231	890,147	256,239	20.56	5,269,478	-	979,139
Jean Nel[3]	166,151	-	-	-	-	166,151	-
Themba Nkosi	67,666	625,869	53,463	12.56	671,388	-	640,072
Wayne Robinson	324,682	921,495	165,169	13.26	2,189,959	-	1,081,008
Richard Stewart	484,170	1,132,375	147,356	14.39	2,120,644	-	1,469,189
Robert van Niekerk	445,920	1,280,519	361,056	21.80	7,870,624	-	1,365,383
John Wallington[4]	126,740	717,372	39,414	11.28	444,590	-	804,698

[1] Instruments granted and exercised may differ from that presented in the Integrated Annual Report 2017 as the instruments granted and exercised presented above includes the Bonus Shares granted and exercised that relate to the rights offer.

[1] Appointed as a prescribed officer on 1 July 2017.

[2] Appointed as a prescribed officer on 13 April 2016, and resigned as a prescribed officer on 1 November 2016. Jean forfeited the instruments granted after his notice period in 2017.

[3] Resigned as prescribed officer on 30 June 2017.

6.3  SIBANYE GOLD LIMITED 2013 PHANTOM SHARE SCHEME

On 14 May 2013, Sibanye-Stillwater’s Remuneration Committee limited the issuance of share options for the 2013 allocation under the SGL Share Plan to senior management only. Middle and certain senior management, who previously participated in the equity-settled share option scheme, participated in a cash-settled share scheme, the Sibanye Gold 2013 Phantom Share Scheme (the SGL Phantom Scheme). Notwithstanding that the SGL Phantom Scheme was not subject to compliance with the JSE Listings Requirements as it was a purely cash-settled remuneration scheme, and the SGL Share Plan rules applied, in all material aspects, to the SGL Phantom Scheme, other than the issue of new shares to participants.

Details of the phantom shares granted under this scheme to employees are detailed below:

Performance shares				Bonus Shares
2015	2016	2017	Number of instruments	2017	2016	2015
22,212,627	20,198,875	5,301,626	Outstanding at beginning of the year	-	-	1,731,262
			Movement during the year:
(773,814)	(14,275,138)	(5,178,775)	Vested and paid	-	-	(1,668,503)
(1,239,938)	(622,111)	(122,851)	Forfeited	-	-	(62,759)
20,198,875	5,301,626	-	Outstanding at end of the year	-	-	-

The grant date fair value of the above Performance Shares and Bonus Shares cash-settled instruments granted during the year were valued using the Monte Carlo Simulation model and a future trading model, respectively, as with the equity settled instruments above. As the cash-settled and equity-settled instruments were issued on the same day, the grant date fair value assumptions of the cash-settled instruments were the same as for the equity-settled instruments.

The fair value of the cash-settled instruments at reporting date, used to value the share-based payment obligation, was determined using the same assumptions as for the grant date valuation. However, the respective models take into account the actual share data of the peer group for the period from the grant date to the reporting date.

6.4  SHARE-BASED PAYMENT ON BEE TRANSACTION

In terms of the Rustenburg operations Transaction (refer to note 13.2), a 26% equity stake in SRPM was acquired by the BBBEE SPV (the BBBEE Transaction) by a vendor financed facility from Sibanye Platinum Proprietary Limited (Sibanye Platinum), on the following terms:

•	Interest at up to 0.2% above Sibanye-Stillwater’s highest cost of debt;
•

Post payment of the annual Deferred Payment to Rustenburg Platinum Mines Limited (RPM) and in respect of any repayment by SRPM of shareholder loans or the distribution of dividends, 74% will be paid to Sibanye Platinum and 26% to BBBEE SPV;

•	Of the 26% payment to BBBEE SPV, 85% will be used to service the facility owing by BBBEE SPV to Sibanye Platinum;
•	The remaining 15% of any such payment or 100%, once the facility owing by BBBEE SPV to Sibanye Platinum is repaid, will be declared by BBBEE SPV as a dividend to the BBBEE SPV shareholders; and
•	The facility will be capped at R3,500 million.

The IFRS 2 expense has been limited to 44.8% of the 26% interest relating to Bakgatla-Ba-Kgafela Investment Holdings and Siyanda Resources Proprietary Limited, as the Rustenburg Mine Community Trust and Rustenburg Mine Employees Trust are controlled and consolidated by Sibanye-Stillwater. The 44.8% interest was based on the expected discounted future cash flows of the expected PGM reserves and costs to extract the PGMs.

6.5  SHARE-BASED PAYMENT OBLIGATIONS

Figures in million - SA rand	2017	2016	2015
Share based payment on BEE transaction	399.5	240.3	-
Share based payment	35.0	241.4	599.6
Balance at end of the year	434.5	481.7	599.6

Reconciliation of the share-based payment obligations
Balance at beginning of the year	481.7	599.6	399.2
Share-based payments expense	14.5	83.8	155.3
Share-based payment on BEE transaction	-	240.3	-
Fair value loss on obligations[1]	171.5	1,076.6	87.3
Cash-settled share-based payments paid[2]	(433.6)	(1,518.6)	(42.2)
Share-based payment obligation on acquisition of subsidiary	200.4	-	-
Balance at end of the year	434.5	481.7	599.6

Reconciliation of the non-current and current portion of the share-based payment obligation:
Share-based payment obligations	434.5	481.7	599.6
Current portion of share-based payment obligations	(12.3)	(235.2)	(463.0)
Non-current portion of share-based payment obligations	422.2	246.5	136.6

[1] The fair value adjustment at reporting date is included in loss on financial instruments in profit or loss and not as part of share-based payments expense.

[2] Payments made during the year relates to vesting of shares to employees.

.